UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
September 3, 2008

Date of Report (Date of earliest event reported)
OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
41 Pinelawn Road
Melville, NY 11747
(Address of principal executive offices)
(631) 962-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address,
if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE DATED SEPTEMBER 3, 2008
EX-99.2: PRESS RELEASE DATED OCTOBER 1, 2008
EX-99.3: FORM OF NOTICE TO HOLDERS

Item 8.01. Other Events.
     On September 3, 2008, OSI Pharmaceuticals, Inc. (“OSI”) announced that Prosidion Limited, its United Kingdom subsidiary, had initiated a first-in-human clinical study for its G-protein coupled receptor 119 agonist, PSN821. A copy of OSI’s press release, dated September 3, 2008, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On October 1, 2008, OSI announced that its 2.0% Convertible Senior Subordinated Notes due 2025 (the “Notes”) are now convertible at the option of the holders and will remain convertible through December 31, 2008, the last trading day of the current fiscal quarter, as provided for in the Indenture governing the Notes. A copy of OSI’s press release, dated October 1, 2008 is attached hereto as Exhibit 99.2 and is incorporated herein by reference. A notice setting forth the procedures for converting the Notes has been provided to the holders of the Notes in accordance with the terms of the Indenture and is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 3, 2008.

99.2	Press Release dated October 1, 2008.

99.3	Form of Notice to Holders of 2.0% Convertible Senior Subordinated Notes due 2025.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2008	OSI PHARMACEUTICALS, INC.
	By:	/s/ Barbara A. Wood
Barbara A. Wood
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 3, 2008.

99.2	Press Release dated October 1, 2008.

99.3	Form of Notice to Holders of 2.0% Convertible Senior Subordinated Notes due 2025.